Mitel Q3 2017 Earnings Call Presentation November 2, 2017 Exhibit 99.1

Safe Harbor Statement Forward Looking Statements Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Mitel and ShoreTel and the ability to recognize the anticipated benefits from the acquisition of ShoreTel; the anticipated size of the markets and continued demand for Mitel and ShoreTel products and services; the impact of competitive products and pricing and disruption to the combined business that could result from the acquisition of ShoreTel; access to available financing on a timely basis and on reasonable terms; risks associated with the non-cash consideration received by Mitel in connection with the divestment of Mitel’s mobile division; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the acquisition of ShoreTel. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC and Canadian securities regulatory authorities on March 1, 2017 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 to be filed with the SEC and Canadian securities regulatory authorities. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Financial Measurements In an effort to provide investors with additional information regarding the company's results as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, the following non-GAAP information which management believes provides useful information to investors. Mitel provides a reconciliation between GAAP and non-GAAP financial information in our quarterly results announcements and in the supplemental slides used in conjunction with the company’s quarterly call. This information is available on our website at www.mitel.com under the “Investor Relations” section http://investor.mitel.com/events.cfm. In addition, see the reconciliations located in the tables at the end of this presentation. Non-GAAP Financial Measures This presentation includes references to non-GAAP financial measures including non-GAAP revenue, non-GAAP gross margin, Adjusted EBITDA, non-GAAP net income, and non-GAAP EPS (earnings per share). Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with U.S. GAAP. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to our quarterly results announcement and the reconciliation located in the tables at the end of this presentation. See “Constant Currency Estimates” below, which are Non-GAAP measures. Constant Currency Estimates Management refers to growth rates at constant currency or adjusting for currency so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's business performance. Financial results adjusted for currency are calculated by translating prior period activity in local currency using the current period currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the US dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates. Annualized Exit Monthly Cloud Recurring Revenue Annualized Exit Monthly Cloud Recurring Revenue is a leading indicator of our anticipated cloud recurring revenues. We believe that trends in revenue are important to understanding the overall health of our cloud business. Our Annualized Exit Monthly Cloud Recurring Revenue equals our Monthly Cloud Recurring Revenue multiplied by 12. Our Monthly Cloud Recurring Revenue equals the monthly value of all customer subscriptions in effect at the end of a given month. For example, our Monthly Recurring Subscriptions at September 30, 2017 were $24.93 million. As such, our Annualized Exit Monthly Cloud Recurring Revenues at September 30, 2017 were $299.1 million.

Q3 2017 Highlights Financial (As Reported) Revenues of approximately $242 million Gross margin of 55.1% Recurring Cloud revenues up 24% year-over-year Total Recurring revenue reached a record 35.2% of Total Revenue reported during the quarter; up 190 bps year-over-year Business Closed the acquisition of ShoreTel Total recurring cloud seats surpassed 1,000,000 Won a 2,000 seat contract for a service business based in Australia and New Zealand spanning 200 locations Extended partnership with SPIE to deliver UCaaS to businesses in France For the second year in a row, Mitel was named as a Visionary in the 2017 Gartner Magic Quadrant for UCaaS published in August and ranked highest again among vendors for the hybrid UC requirement use case in the Gartner Critical Capabilities for UCaaS published in October

Quarterly Income Statement Information (As Reported)(1) Q3 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) Revenue $ 241.5 3% 1% Gross Margin % 55.1% 190 bps 170 bps Net Loss ($ 26.8) * * EPS – Basic ($ 0.23) ($ 0.51) ($0.52) Non-GAAP EPS $ 0.16 $ 0.04 $ 0.03 Adjusted EBITDA $ $ 34.2 25% 20% Adjusted EBITDA % 14.2% 260 bps 230 bps (All amounts dollars in millions except for earnings per share) (1) Historical comparatives are from continuing operations * YoY comparison not meaningful due to being in a loss position in prior or current year.

Revenue and Gross Margin (As Reported)(1) Q3 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) Product $ 142.8 1% (1%) Services $ 62.7 (2%) (4%) Cloud Recurring $ 36.0 24% 24% Total Revenue $ 241.5 3% 1% Product 57.4% 70 bps 30 bps Services 52.6% 630 bps 640 bps Cloud Recurring 50.3% (70 bps) (70 bps) Total Gross Margin % 55.1% 190 bps 170 bps (All amounts dollars in millions) (1) Historical comparatives are from continuing operations

Cloud Metrics (As Reported)

Growing Recurring Revenue Streams (As Reported)(1) Total recurring revenue as a % of revenue up 190 basis points year-over-year (1) Historical comparatives are from continuing operations

Revenue by Region (As Reported)(1) Q3 2017 YoY Historical Currency Fav / (Unfav) YoY Constant Currency Fav / (Unfav) Americas $ 116.3 2% 1% EMEA $ 116.9 4% 0% APAC $ 8.3 11% 8% Total Revenue $ 241.5 3% 1% (All amounts dollars in millions) (1) Historical comparatives are from continuing operations

Select Balance Sheet Metrics (As Reported) Sept 2017 Dec 2016 Cash and cash equivalents $ 55.4 $ 97.3 Total Liquidity(1) $ 215.4 $ 147.3 Accounts Receivable $ 216.4 $ 186.3 Inventory $ 106.9 $74.9 (All amounts dollars in millions) Debt Leverage Actual Leverage Ratio Permitted Leverage Ratio September 2017 3.52 4.25 (1) Total Liquidity equals Cash and cash equivalents at the end of the September 2017 or December 2016 period, as applicable, plus the Company’s undrawn revolving credit facility of $160M at September 2017 or $50M at December 2016, as applicable.

Q4 2017 Guidance Non-GAAP Revenue(1) $335M to $360M Non-GAAP Gross Margin %(1) 56.5% to 58.5% Adjusted EBITDA %(2) 14.0% to 18.0% Non-GAAP Net Income %(2) 8.0% to 11.0% (All amounts dollars in millions) Based on 123.5M fully-diluted weighted average shares outstanding (1) Non-GAAP Revenues and Non-GAAP Gross Margins exclude purchase accounting adjustments. Reconciliations between Non-GAAP Revenues and Non-GAAP Gross Margin % and the most comparable financial measures calculated in accordance with GAAP have not been provided because such reconciliations are not available without unreasonable efforts. More specifically, purchase accounting adjustments are not available without unreasonable efforts due to their high variability, complexity and low visibility. We expect the adjustments to have a significant, and potentially unpredictable, impact on our future GAAP financial results. (2) A reconciliation between the Guidance for Q4-2017 on a GAAP and non-GAAP basis is provided in the table entitled “Reconciliation of Guidance-Non-GAAP Net Income and Adjusted EBITDA to GAAP Net Income (Loss), before income taxes” located in the Appendix at the end of this slide deck.

Appendix

Historical and Constant Currency Measures (As Reported)(1) Figures presented below are in $millions, except percentages and per share amounts (1) Historical comparatives are from continuing operations

Reconciliation of Net Income (Loss) to Non-GAAP Net Income (Loss)

Reconciliation of Net Income (Loss) to Adjusted EBITDA

Reconciliation of Guidance

Stronger Together